EXHIBIT 23.3

CONSENT OF  PRICEWATERHOUSECOOPERS  LLP,
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 of our report dated March 5, 2004 relating to the financial statements, which appears in AXT, Inc.’s Annual Report on Form 10-K.  We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers  LLP

PricewaterhouseCoopers  LLP

San Jose, California

July 25, 2006